UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011
ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2210 Woodland Drive, Manitowoc, Wisconsin

(Address of principal executive offices, including zip code)
(920) 892-9340

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On May 18, 2011, Orion Energy Systems, Inc. (the “Company”) issued a press release announcing its quarterly and annual financial results for its fiscal 2011 fourth quarter and fiscal year ended March 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Also furnished as Exhibit 99.2 is certain supplemental information posted on the Company’s website at www.oriones.com.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

(99.1)	Press Release of Orion Energy Systems, Inc., dated May 18, 2011.

(99.2)	Supplemental Financial Information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.
Date: May 18, 2011	By:	/s/ Michael W. Harris
Michael W. Harris
Chief Financial Officer

ORION ENERGY SYSTEMS, INC.
FORM 8-K
EXHIBIT INDEX
Exhibit
Number

(99.1)	Press Release of Orion Energy Systems, Inc., dated May 18, 2011.

(99.2)	Supplemental Financial Information

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